SELECT ANNUITY III

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE ANNUITY CONTRACTS
issued by
ReliaStar Life Insurance Company
and its
ReliaStar Select Variable Account

Supplement Dated May 15, 2026

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

One of more funds available through your contract changed names on May 1, 2026. The following is a list of all name changes applicable to investments under your contract.

List of Fund Name Changes

New Fund Name	Former Fund Name
American Funds Insurance Series® EUPAC Fund - Class 2	American Funds IS International - Class 2

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 981330, Boston, MA 02298-1330
1-877-886-5050

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.